SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 22, 2008

FLORIDA COMMUNITY BANKS, INC.
(Exact name of registrant as specified in its charter)

                                                                                          Florida                                                           000-1170902                                                      35-2164765
                                                        (State or other jurisdiction             Commission File Number                    (I.R.S. Employer
                                                           of incorporation)                                                                                           Identification No.)

1400 North 15th Street, Immokalee, Florida 34142
(address of principal executive offices)

Registrant’s telephone number: (239) 657-3171

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 17, 2008, L.J. Nobles, Jr. retired from Florida Community Banks, Inc.’s Board of Directors.

On January 17, 2008, Charles Edwards was unanimously elected by the Directors of Florida Community Banks, Inc. to replace L.J. Nobles, Jr.

Date: January 22, 2008

Florida Community Banks, Inc.
(Registrant)

By:    /s/ Guy Harris
Guy Harris
Chief Financial Officer